SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-PIONEER GROUP INC

          THE GABELLI PERFORMANCE PARTNERSHIP
                                 7/14/98           10,000            25.1650
          GABELLI FUNDS, INC.
               THE GABELLI VALUE FUND,INC.
                                 6/26/98              300            26.5400
               THE GABELLI SMALL CAP GROWTH FUND
                                 7/14/98          100,000            25.1250
               THE GABELLI CAPITAL ASSET FUND
                                 6/26/98              300            26.5400
          GAMCO INVESTORS, INC.
                                 7/15/98            1,000-           25.1650
                                 7/15/98            1,000            25.1650
                                 7/15/98            6,900            25.9547
                                 7/14/98           90,000            25.1650
                                 7/10/98              125            29.1347
                                 7/10/98              500-           25.0000
                                 7/10/98              125-           29.6547
                                 7/09/98              900-           25.7500
                                 7/09/98              900            25.7500
                                 7/08/98            4,900            25.7500
                                 7/08/98            9,200            25.8750
                                 7/08/98           17,600            25.7465
                                 7/07/98            6,100            25.6076
                                 7/06/98              200            25.3750
                                 7/01/98            3,000            25.8750
                                 7/01/98           11,700            25.8526
                                 6/29/98              500            28.5000








          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.